UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2022

EyePoint Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street
Watertown, Massachusetts		02472
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 926-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EYPT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

EyePoint Pharmaceuticals, Inc. (the “Company”) held a Special Meeting of Stockholders on November 10, 2022 via live webcast (the “Special Meeting”). At the Special Meeting, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment (the “2016 Plan Amendment”) to the EyePoint Pharmaceuticals, Inc. Amended and Restated 2016 Long-Term Incentive Plan, as amended (the “2016 Long-Term Incentive Plan”) to increase the number of shares of common stock of the Company (“Common Stock”) authorized for issuance thereunder by 2,000,000 shares.

Summaries of the 2016 Long-Term Incentive Plan and the 2016 Plan Amendment are set forth in the Company’s Special Meeting Proxy Statement filed with the Securities and Exchange Commission on September 28, 2022 (the “Proxy Statement”). Those summaries and the above descriptions of the 2016 Long-Term Incentive Plan and the 2016 Plan Amendment do not purport to be complete and are qualified in their entirety by reference to the 2016 Long-Term Incentive Plan and the 2016 Plan Amendment, each of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 23, 2022, the record date of the Special Meeting, there were 34,072,155 shares of Common Stock issued and outstanding and entitled to vote on the proposal presented at the Special Meeting, of which 29,745,492, or 87.30%, were present in person via virtual communication or voted by proxy, which constituted a quorum. Each stockholder is entitled to one vote for each share held, and cumulative voting for directors is not permitted.

The Company’s stockholders approved the 2016 Plan Amendment to the 2016 Long-Term Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 2,000,000 shares. The voting on this proposal is set forth below:

Vote Type	Vote Results
For	29,012,113
Against	672,352
Abstain	61,027
Non Votes	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	EyePoint Pharmaceuticals, Inc. Amended and Restated 2016 Long Term Incentive Plan, as Amended
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYEPOINT PHARMACEUTICALS, INC.

Date:	November 14, 2022	By:	/s/ George O. Elston
George O. Elston Chief Financial Officer